SUPPLEMENT TO THE PROSPECTUSES

                  CREDIT SUISSE COMMODITY RETURN STRATEGY FUND

The following information supersedes certain information in the fund's Prospectuses.

     Kam T. Poon and Andrew S. Lenskold (see biographies below) join Nelson Louie on the Credit Suisse Commodities Management Team, which is responsible for the day-to-day portfolio management of the fund. Messrs. Poon and Lenskold are responsible for assisting with the commodities exposure, and for the management of the fixed income securities and cash portion of the fund. Jo Ann Corkran is no longer a member of the team.

Team Member Biographies

     KAM T. POON, Vice President, is a fixed income portfolio manager/trader focusing on government and agency securities, as well as interest-rate futures. He also trades taxable and tax-exempt money market securities. He joined Credit Suisse Asset Management, LLC ("CSAM") in 1997 from The Bank of New York. Mr. Poon holds BS and MBA degrees in finance from New York University's Stern School of Business.

     ANDREW S. LENSKOLD, Vice President, joined CSAM in 2003 as a portfolio manager for cash and enhanced cash portfolios, and provides trade support for the firm's derivative's group. He has extensive experience as a fixed income trader focusing on cash and short-term instruments. In 2001 he joined Abbey National Treasury Services, where he worked in sales and marketing for short-term fixed income products. In 1995 he joined GE Capital with similar responsibilities, and prior to that traded money market securities at Mutual Benefit Life Insurance Company. Mr. Lenskold holds a BA in political science from Yale University and an MBA in accounting and finance from Washington University.

Dated:  July 26, 2005                                             16-0705
                                                                  for
                                                                  CSCRC
                                                                  CSCRL
                                                                  2005-028